EXHIBIT 32
                                                                      ----------

           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     Pursuant to 18 U.S.C. ss. 1350, as created by Section ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Equity One, Inc. (the "Company") hereby certify, to such officers' knowledge, that:

     (i) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      August 9, 2004                         /s/  CHAIM KATZMAN
                                                  -------------------------
                                                  Chaim Katzman
                                                  Chief Executive Officer



      August 9, 2004                         /s/  HOWARD M. SIPZNER
                                                  -------------------------
                                                  Executive Vice President and
                                                  Chief Financial Officer






A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the
Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing).